UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2025 (January 7, 2025)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1, #AT

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2025, Richard Rosenblum provided written notice to the board of directors (the “Board”) of Innovative Payment Solutions, Inc., a Nevada corporation (the “Company”), of his resignation as President, Chief Financial Officer, Secretary, and as a member of the Board, effective immediately.

Also on January 7, 2025, the Board, pursuant to the powers of the Board provided for under applicable Nevada law and the Company’s bylaws, appointed William D. Corbett, the current Executive Chairman of the Company, to the additional office of Chief Executive Officer of the Company. Accordingly, Mr. Corbett will serve as the Company “principal executive officer” for all general corporate purposes and for Securities and Exchange Commission reporting purposes. The Board also approved an extension of the term of Mr. Corbett’s employment agreement with the Company by one year, with a term expiring on December 31, 2025. The Company has commenced as search for an individual to serve as the “principal accounting officer” of the Company for Securities and Exchange Commission reporting purposes.

In connection with Mr. Rosenblum’s resignation, the Board also approved the issuance to Mr. Rosenblum of a convertible promissory note in the principal amount of $210,500, representing accrued wages owed to Mr. Rosenblum. The Board also approved the issuance to Mr. Corbett of a convertible promissory note in the principal amount of $247,000, representing accrued wages owed to Mr. Corbett. The Company and Messrs. Rosenblum and Corbett are working to finalize and document the terms of such convertible promissory notes. The company also completed a round of financing with a convertible promissory note in the principal amount of $125,000 with an institutional investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Dated: January 10, 2025	By:	/s/ William Corbett
	Name:	William Corbett
	Title:	Chief Executive Officer

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